SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   Form 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 2002.


                 Safe Alternatives Corporation of America, Inc.

             (Exact name of registrant as specified in its charter)


       Florida                       000-21627                    06-1413994
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(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                             Identification No.)


                 440 Main Street, Ridgefield, Connecticut 06877
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               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (203) 438-4918
                                                           --------------


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         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 15, 2002, the Registrant was informed by its independent auditors, Green Holman Frenia and Company, L.L.P., that it is resigning its engagement with the Registrant because it is no longer accepting engagements for publicly traded companies.

         The reports of Green Holman Frenia and Company, L.L.P. for fiscal years ended December 31, 2000 and 2001 state that:

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 4, the Company has incurred recurring operating losses and has a working capital deficiency. Theses conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

         In the opinion of management of the Registrant, the financial statements contained in the Registrant's report on Form 10-QSB for the second quarter of 2002 appropriately reflect all business transactions and all adjustments necessary for a fair presentation of the financial position and the results of operations of the Registrant for the periods presented.

         There have been no reportable disagreements between Green Frenia and Company, L.L.P and the Registrant for the last two (2) years, including any interim period, and no reportable events, except as previously disclosed.

         The Registrant has authorized Green Frenia and Company, L.L.P. to respond fully to the inquiries of the Registrant's successor accountant and has requested that they provide the Registrant with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that the Registrant can file such letter with the SEC within ten business days after the filing of this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired. None.

(b)      Pro Forma Financial Information. None.

(c)      Exhibits.

         16.1 Letter re change in Certifying Accountant to be filed by amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange ct of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Ridgefield, State of Connecticut on August 22, 2002.


                             Safe Alternatives Corporation of America, Inc.

                          By  /s/ Richard J. Fricke
                             ---------------------------------------------------
                             Richard J. Fricke,
                             President, Chief Executive Officer, Chief Financial Officer and Director